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                                                                 EXHIBIT 10.1.21


                            AMENDMENT NO. 1 TO THE
                             TERRA INDUSTRIES INC.
                           1997 STOCK INCENTIVE PLAN


     Terra Industries Inc. desires to amend its 1997 Stock Incentive Plan that was approved by the Board of Directors and stockholders and made effective as of February 20, 1997 (the "Plan"), all on the terms and conditions herein. Accordingly, the Plan shall be amended as follows:

     (a) Section 2(j) of the Plan shall be amended effective as of December 14, 1998 by adding the following sentence at the end thereof to read as follows:

          "The term "Key Employee" also includes all members of the Board of Directors, whether or not such directors are employees of the Corporation."

     (b) Except as herein provided, the Plan shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of the 3rd day of August, 1999.


                              Terra Industries Inc.


                              By:  /s/ George H. Valentine


                              Its: Senior Vice President, General
                                   Counsel and Corporate Secretary